EXHIBIT 10(iii)

AMENDMENT NO. 4 TO
AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 1, 2001, but effective nunc pro tunc as of September 30, 2001 (this “Amendment No. 4”), by and among COOPER TIRE & RUBBER COMPANY, a Delaware corporation (as more fully defined in the Existing Credit Agreement referred to below, the “Borrower”), and the Banks (as defined in the Existing Credit Agreement) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the issuer of letters of credit under the Existing Credit Agreement and as agent for the Banks under the Existing Credit Agreement (in such capacity, as more fully defined in the Existing Credit Agreement, as the “Agent”), amends that certain Amended and Restated Credit Agreement dated as of September 1, 2000, by and among the Borrower, the Banks and the Agent (such Credit Agreement is herein referred to as the “Original Credit Agreement”), as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 27, 2001 (the “Amendment No. 1”), that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 30, 2001 (the “Amendment No. 2”) and that Amendment No. 3 to Amended and Restated Credit Agreement dated as of and effective nunc pro tunc as of September 30, 2001, (the “Amendment No. 3”; and the Original Credit Agreement, as amended by the Amendment No. 1, the Amendment No. 2 and Amendment No. 3, is herein referred to as the “Existing Credit Agreement”).

WITNESSETH:

         WHEREAS, the Borrower has requested an amendment of certain covenants contained in the Existing Credit Agreement; and the Banks and the Agent have agreed to certain amendments to the Existing Credit Agreement upon the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the premises (each of which is incorporated herein by reference), the Borrower, the Banks and the Agent, intending to be legally bound hereby, agree as follows:

ARTICLE I
AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Section 1.01. Amendment to Section 1.1 of the Existing Credit Agreement. The following definition set forth in Section 1.1 of the Existing Credit Agreement is amended and restated to read as follows:

         “Loan Documents” shall mean this Agreement, the Notes, the Requests for Disbursement, the Amendment No. 1 Loan Documents, the Amendment No. 2 Loan Documents, the Amendment No. 3 Loan Documents, the Amendment No. 4 Loan Documents and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith; and “Loan Document” shall mean any of the Loan Documents.

         Section 1.02. Addition of Definitions to Section 1.1 of the Existing Credit Agreement. The following definitions are hereby added to Section 1.1 of the Existing Credit Agreement and shall be inserted in their correct alphabetical order:

         “Amendment No. 4” shall mean that certain Amendment No. 4 to Credit Agreement dated as of November 1, 2001, but effective nunc pro tunc as of September 30, 2001, by and among the Borrower, the Agent and the Banks.

         “Amendment No. 4 Closing Date” shall mean November 13, 2001, but effective as of September 30, 2001, nunc pro tunc.

         “Amendment No. 4 Loan Documents” shall mean this Amendment No. 4, and any other documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith; and the term “Amendment No. 4 Loan Document” shall mean any of the Amendment No. 4 Loan Documents.

         “Class Action and Individual Litigation” means those certain class action and individual lawsuits filed against the Borrower and listed below:

Case Name	Court Jurisdiction	Case Number

Talalai, et al. v. Cooper Tire & Rubber Co.	Superior Court, Law Division, Middlesex County, New Jersey	MID-L-8839-00 MT

Dunn, et al. v. Cooper Tire & Rubber Co.	South Central Jud. District, Burleigh County, North Dakota	08-00-C-02620

D’Alessio, et al. v. Cooper Tire & Rubber Co.	Superior Court, Cumberland County, Maine	CV-00-701

Krystyan, et al. v. Cooper Tire & Rubber Co.	Circuit Court, Wayne County, Michigan	00-039-524-CP

Nolan, et al. v. Cooper Tire & Rubber Co.	Court of Common Pleas, Philadelphia County, Pennsylvania	0012-1533

Mason, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-176

Morris, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-178

Edwards, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-177

Adams, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-179

Mosley, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-180

Berends, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-181

Rusck v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-182

Namovicz v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-183

Case Name	Court Jurisdiction	Case Number

Rodger, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-184

Villanueva, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-186

Justice, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-185

Skeens, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-00-1334

Hobbs, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-187

Montes, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-188

Hebbard, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-189

Deck, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-190

Dorman, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-825

Fogel v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2- 01-829

Carr, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2- 01-568

Potthoff, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-826

Johnson, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-827

Comfort, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-828

Crowther, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-830

Brown, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Southern District of Ohio	MDL No. 1393, No. C2-01-1081

McKinney, et al. v. Cooper Tire & Rubber Co.	U.S. District Court of Colorado	No. 01-M-1450

Bergeron, et al. v. Cooper Tire & Rubber Co.	U.S. District Court of New Hampshire	01-254-JD

Albertson, et al. v. Cooper Tire & Rubber Co.	U.S. District Court, Western District of Washington at Tacoma	C01-5400 FDB

         “Third Quarter 2001 Special Charge” shall mean the pre-tax charge of Fifty-Five Million Dollars ($55,000,000) recorded by the Borrower for its Fiscal Quarter ending September 30, 2001 for the settlement of claims arising out of the Class Action and Individual Litigation.

         Section 1.03. Amendment to Section 5.2 of the Original Credit Agreement. Section 5.2 of the Original Credit Agreement is amended and restated to read as follows:

5.2 Fixed Charge Coverage Ratio. The Borrower shall not incur or remain liable for Consolidated Indebtedness owing to any Person if (a) the incurrence of such Consolidated Indebtedness (after giving effect thereto) would cause the Borrower to be in violation of any provision of this Agreement or (b) the Borrower’s Consolidated Net Income Available for Fixed Charges for the period of the four (4) Fiscal Quarters immediately preceding the Date of Determination is equal to or less than (i) two hundred percent (200%) of all Fixed Charges payable in respect of the four (4) Fiscal Quarter periods ending September 30, 2000 or December 31, 2000, (ii) one hundred eighty percent (180%) of all Fixed Charges payable in respect of the four (4) Fiscal Quarter period ending March 31, 2001, (iii) one hundred sixty percent (160%) for all Fixed Charges payable in respect of the four (4) Fiscal Quarter periods ending June 30, 2001, (iv) one hundred fifty percent (150%) for all Fixed Charges payable in respect of the four (4) Fiscal Quarters ending September 30, 2001, and (v) two hundred percent (200%) for all Fixed Charges payable in respect of each of the four (4) Fiscal Quarter periods ending on or after December 31, 2001; provided, however, that the calculation of the fixed charge coverage ratio as required by this Section 5.2 for any of the four quarter fiscal periods ending September 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002 is hereby modified such that the numerator of the fixed charge coverage ratio for such a four quarter fiscal period shall read as follows: “the Borrower’s Consolidated Net Income Available for Fixed Charges plus the Third Quarter 2001 Special Charge”.

         Section 1.04. No Other Amendments. The amendments to the Existing Credit Agreement set forth in Sections 1.01, 1.02 and 1.03 of this Amendment No. 4 do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this Amendment No. 4, the provisions of the Existing Credit Agreement. The amendments set forth in Sections 1.01, 1.02 and 1.03 of this Amendment No. 4 do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor does it impair any rights or remedies of the Banks or the Agent under the Existing Credit Agreement with respect to any such violation.

ARTICLE II
BORROWER’S SUPPLEMENTAL REPRESENTATIONS

         As an inducement to the Banks and the Agent to enter into this Amendment No. 4, the Borrower hereby represents and warrants that:

         Section 2.01. Incorporation by Reference. The Borrower hereby repeats herein for the benefit of the Banks and the Agent the representations and warranties made by the Borrower in Article III of the Existing Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Amendment No. 4.

ARTICLE III
MISCELLANEOUS

         Section 3.01. Ratification of Terms. This Amendment No. 4 shall be construed in connection with and as part of the Existing Credit Agreement; and the Existing Credit Agreement is hereby amended and modified to include this Amendment No. 4. Except as expressly amended by this Amendment No. 4, the Existing Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed.

         Section 3.02. References. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Amendment No. 4 may refer to the Existing Credit Agreement without making specific reference to this Amendment No. 4, but nevertheless all such references shall include this Amendment No. 4 unless the context requires otherwise.

         Section 3.03. Counterparts. This Amendment No. 4 may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 4 by telecopier shall be effective as of delivery of a manually executed counterpart of this Amendment No. 4.

         Section 3.04. Capitalized Terms. Except for proper nouns and as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Existing Credit Agreement, as amended hereby.

         Section 3.05. Conditions Precedent. It shall be a condition precedent to the effectiveness of this Amendment No. 4 and to the amendment of terms of the Existing Credit Agreement as herein set forth that:

         (i)  The Agent shall have received on behalf of the Banks, on or before the Amendment Effective Date (as hereinafter defined) the following items, each, unless otherwise indicated, dated on or before the Amendment Effective Date and in form and substance satisfactory to the Agent and its counsel:

                  (A) A duly executed counterpart original of this Amendment No. 4;

                  (B) A copy of the corporate action of the Borrower certified by the Secretary or Assistant Secretary of the Borrower to authorize the execution and delivery of, and performance under, this Amendment No. 4 and the other Amendment No. 4 Loan Documents to which it is a party;

                  (C) A certificate of the secretary or assistant secretary of the Borrower certifying the names of the persons authorized to sign this Amendment No. 4 and the other Amendment No. 4 Loan Documents to which it is a party, and all other documents and certificates delivered hereunder together with the true signatures of such persons;

                  (D) A certificate of the Chief Financial Officer of the Borrower certifying that the statements set forth in Section 3.05(ii) of this Amendment No. 4, as of the Amendment No. 4 Closing Date, are true and correct; and

                  (E) Except for events disclosed in the Borrower’s Annual Report on Form 10-K for the year ended December 31, 2000, and for Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001, no event has occurred to the Borrower which would reasonably be likely to have a Material Adverse Effect on the Borrower; and there shall be delivered to the Agent for the benefit of each Bank and the Agent a certificate dated the Closing Date and signed by the Chief Executive Officer, President, Chief Financial Officer or Vice President of the Borrower to such effect;

         (ii)  The following statements shall be true and correct on the Amendment Effective Date and the Agent shall have received a certificate signed by an authorized officer of the Borrower, dated the Amendment Effective Date, stating that:

                  (A) the representations and warranties contained in Section 2.01 of this Amendment No. 4 and in the other Loan Documents, as amended hereby, with respect to the Borrower are true and correct on and as of the Amendment Effective Date as though made on and as of such date;

                  (B) no Event of Default, or event which, with the passage of time or the giving of notice or both, would become an Event of Default, has occurred and is continuing, or would result from the execution of this Amendment No. 4;

                  (C) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Agreement and the other Loan Documents;

         (iii)  For purposes of this Amendment No. 4, upon completion of the conditions set forth above in this Section 3.05, the term “Amendment Effective Date” shall mean, and the effective date of this Amendment No. 4 shall be deemed to be, September 30, 2001, nunc pro tunc.

         Section 3.06. Amendment Effective Date. From and after the Amendment Effective Date, all references in the Existing Credit Agreement and each of the other Loan Documents to the Agreement shall be deemed to be references to the Existing Credit Agreement as amended hereby.

         Section 3.07. Certain Taxes. The Borrower agrees to pay, and save the Agent and the Banks harmless from, all liability for any stamp or other taxes which may be payable with respect to the execution of this Amendment No. 4, the other Amendment No. 4 Loan Documents or any other documents, instruments or transactions pursuant to or in connection herewith or therewith, which obligation shall survive the termination of this Amendment No. 4.

         Section 3.08. Costs and Expenses. The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and the disbursements of the Agent’s special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Amendment No. 4 and the related documents.

         Section 3.09. Severability. Any provision of this Amendment No. 4 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 3.10. Governing Law. Amendment No. 4 shall be a contract made under and governed by the laws of the Commonwealth of Pennsylvania.

         Section 3.11. Headings. The headings of this Amendment No. 4 are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Amendment No. 4 to be duly executed by their proper and duly authorized officers as of, and effective nunc pro tunc as of the day and year first above written.

Borrower:

ATTEST		(SEAL) COOPER TIRE & RUBBER COMPANY, a Delaware corporation

By:	/s/ Richard N. Jacobson	By:	/s/ P.G. Weaver

Name: Title:	Richard N. Jacobson Assistant Secretary	Name: Title:	P.G. Weaver Vice President and CFO

By:	/s/ Kathy A. Brumbaugh	By:	/s/ Stephen O. Schroeder

Name: Title:	Kathy A. Brumbaugh Executive Legal Secretary	Name: Title:	Stephen O. Schroeder Treasurer

                            Agent:

                            PNC BANK, NATIONAL ASSOCIATION,
                            in its capacity as Agent

By:	/s/ James V. Cannella	By:	/s/ Joseph G. Moran

Name: Title:	James V. Cannella Vice President	Name: Title:	Joseph G. Moran Vice President

                  Banks:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph G. Moran

Name: Title:	Joseph G. Moran Vice President

[SIGNATURES FOR OTHER BANKS SET FORTH ON THE FOLLOWING PAGE]

[SIGNATURES FOR OTHER BANKS SET FORTH BELOW]

Banks Cont.:

NATIONAL CITY BANK

By:	/s/ James C. Ritchie

Name: Title:	James C. Ritchie Assistant Vice President

BANK OF AMERICA, N.A.

By:	/s/ Matthew J. Reilly

Name: Title:	Matthew J. Reilly Vice President

THE CHASE MANHATTAN BANK

By:	/s/ Henry W. Centa

Name: Title:	Henry W. Centa Vice President

BANK ONE, MICHIGAN

By:	/s/ William J. Maxbauer

Name: Title:	William J. Maxbauer First Vice President

THE BANK OF NEW YORK

By:	/s/ Edward J. Dougherty III

Name: Title:	Edward J. Dougherty Vice President

[SIGNATURES FOR OTHER BANKS SET FORTH ON THE FOLLOWING PAGE]

[SIGNATURES FOR OTHER BANKS SET FORTH BELOW]

Banks Cont.:

FIFTH THIRD BANK, NORTHWESTERN, OHIO, N.A.

By:	/s/ Jeffery C. Shrader

Name: Title:	Jeffery C. Shrader Vice President

SUNTRUST BANK

By:	/s/ William C. Humphries

Name: Title:	William C. Humphries Director